UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  January 19, 2005
                                                         ----------------

                     P.A.M. TRANSPORTATION SERVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      0-15057                 71-0633135
----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)          Identification no.)


               297 West Henri De Tonti, Tontitown, Arkansas 72770
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code (479) 361-9111
                                                          --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement.
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On  January  19,  2005, the Company entered into a new Employment Agreement with its President and Chief Executive Officer, Robert W. Weaver (the "New Employment Agreement"). The New Employment Agreement replaces the Employment Agreement between the Company and Mr. Weaver dated February 26, 2002, which included an employment term from July 1, 2002 through June 30, 2005 (the "Old Employment Agreement"). The New Employment Agreement provides for the employment of Mr. Weaver as the President and Chief Executive Officer of the Company for the period from July 1, 2004 through June 30, 2006, and replaces the Old Employment Agreement. Under the New Employment Agreement, Mr. Weaver's base annual compensation is set at $450,000 per year for the period from July 1, 2004 through June 30, 2006. The Company has the option to extend the New Employment Agreement for two consecutive years for an additional one year at a time, and provides for a base annual compensation of $500,000 per year during the extension. The New Employment Agreement covers additional matters including, fringe benefits, business expenses, maintaining the confidentiality of proprietary information, a covenant not to compete, non-solicitation of employees, disability, termination of employment, severance and other matters. The New Employment Agreement is filed as Exhibit 10.1 to this report.


Item 1.02  Termination of a Material Definitive Agreement.
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On  January  19, 2005, the Company and Mr. Weaver voluntarily terminated the Old
Employment Agreement and replaced it with the New Employment Agreement, which is reported in Item 1.01 above. The Old Employment Agreement, as is the case for the New Employment Agreement, provided for Mr. Weaver to serve as the Company's President and Chief Executive Officer. The Old Employment Agreement provided for the Company to pay Mr. Weaver annual base compensation of $415,000 for the period July 1, 2002 through June 30, 2003, $430,000 for the period July 1, 2003 through June 30, 2004, and $445,000 for the period July 1, 2004 through June 30, 2005. The Old Employment Agreement provided the Company an option to extend the Old Employment Agreement for an additional one year period and provided for an annual salary of $460,000 during the extension. The Old Employment Agreement covered a number of additional matters, including some of those covered by the New Employment Agreement. The Old Employment Agreement is incorporated by reference as Exhibit 10.1.1 from the Company's Annual Report on Form 10-K for the year ended December 31, 2001.


Item 9.01  Financial Statements and Exhibits.
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(c) Exhibits.  Exhibits marked with an (*) are incorporated by reference.


    10.1 Employment Agreement Between the Registrant and Robert W. Weaver, entered into on January 19, 2005 and effective July 1, 2004

    10.1.1* Employment Agreement Between the Registrant and Robert W. Weaver, dated February 26, 2002 and effective July 1, 2002
              (Exhibit 10.1.1, 2001 10-K)



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          P.A.M. TRANSPORTATION SERVICES, INC.



Dated: January 24, 2005                   By: /s/ Robert W. Weaver
                                          -------------------------------------
                                          Robert W. Weaver
                                          President and Chief Executive Officer




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                                 EXHIBIT INDEX

The following exhibits are filed with or incorporated by reference into this report. The exhibits which are denominated by an asterisk (*) were previously filed as a part of, and are hereby incorporated by reference from the Annual Report on Form 10-K for the year ended December 31, 2001 ("2001 10-K").

Exhibit
Number      Exhibit Description
-------     -------------------------------------------------------------------

10.1 Employment Agreement Between the Registrant and Robert W. Weaver, entered into on January 19, 2005 and effective July 1, 2004

10.1.1* Employment Agreement Between the Registrant and Robert W. Weaver, dated February 26, 2002 and effective July 1, 2002
            (Exhibit 10.1.1, 2001 10-K)

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